UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                October 19, 2004
                Date of Report (Date of earliest event reported)

                             Matria Healthcare, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


              0-20619                                     58-2205984
--------------------------------------------------------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)


              1850 Parkway Place, Marietta, GA                      30067
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                 (Zip Code)


                                  770-767-4500
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The following information is being furnished pursuant to Item 2.02 of Form 8-K. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On October 19, 2004, Matria Healthcare, Inc. ("Matria") issued a press release (the "Press Release") announcing its consolidated financial results for the third quarter and nine months ended September 30, 2004. The Press Release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Matria's Quarterly Report on Form 10-Q. The full text of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The attached press release includes a presentation of net earnings (and net earnings per diluted common share), earnings (and earnings per diluted common share) from continuing operations, and earnings (and earnings per diluted common share) from discontinued operations, excluding certain unusual items, for the nine months ended September 30, 2004. Such measures are not measures of financial performance under GAAP and should not be considered as alternatives to the comparable earnings measures as computed under GAAP for the applicable period. The Company considers net earnings (and net earnings per diluted common share), earnings (and earnings per diluted common share) from continuing operations, and earnings (and earnings per diluted common share) from discontinued operations, to be the most comparable GAAP measures and the Company has presented reconciling information in the Press Release.

     The non-GAAP measures described above exclude the costs associated with repurchasing $120 million in aggregate principal amount of the Company's 11% Series B Senior Notes due 2008 (the "11% Senior Notes"), additional interest expense incurred as a result of the timing of the use of the proceeds from the sale of the Company's 4.875% Convertible Senior Subordinated Notes due 2024 to purchase the 11% Senior Notes, the gain from the sale of substantially all of the assets of the Company's Pharmacy and Supplies Business and a restructuring charge. Management uses these earnings measures adjusted to exclude such items as part of its evaluation of the performance of the Company. The Company believes that these measures provide useful information to investors because the items that are excluded relate to unusual events that resulted in a significant impact during the second fiscal quarter and are not likely to recur regularly or in predictable amounts and, consequently, presenting these earnings measures, excluding such unusual items, is meaningful supplemental information for investors.

Item 9.01. Financial Statements and Exhibits

(c)    Exhibits

       The following exhibit is furnished herewith:

       99.1 Press Release, dated October 19, 2004, with respect to Matria's financial results for the third quarter and nine months ended September 30, 2004.

                                   SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Matria Healthcare, Inc.


                                                 By: /s/ Parker H. Petit
                                                     ---------------------------
                                                     Parker H. Petit
                                                     Chairman and Chief
                                                     Executive Officer

Dated: October 20, 2004

                                  EXHIBIT INDEX


Exhibit
Number     Description of Exhibits
-------    -----------------------

99.1 Press Release, dated October 19, 2004, with respect to Matria's financial results for the third quarter and nine months ended September 30, 2004.